PURCHASE & SALE AGREEMENT

                                    AGREEMENT
                                    ---------

         THIS AGREEMENT (the "Agreement"), effective as of August 5, 1999, by and between HARRY F. MAGNUSON (hereinafter referred to as "Seller") and S. JEFF JOHNSON (hereinafter referred to as "Buyer").

                                   WITNESSETH:
                                   -----------

         WHEREAS, Seller desires to sell and Buyer desires to purchase a controlling interest in Keystone Silver Mines, Inc., an Idaho Corporation.

         WHEREAS, Seller and Buyer both agree the most effective method is for Buyer to acquire an option to acquire common stock in Keystone Silver Mines, Inc., an Idaho Corporation (hereinafter "Keystone Silver"), as well as Buyer to assume control of Keystone Silver;

                                    ARTICLE I
                                  CLOSING DATE
                                  ------------

As used herein, "Closing Date" shall mean 9:00 PM., Spokane time, on August 9, 1999, or such other or later date as may be mutually agreed upon in writing between Buyer and Seller. At the Closing, Seller will deliver to Buyer, his resignation, as well as the resignations of its current officers and directors.

                                    ARTICLE 2
                                    PURCHASE
                                    --------

Subject to the terms and conditions herein set forth:

         (a) PURCHASE. Subject to the terms and conditions stated herein, on the Closing date, Seller will resign and obtain the resignations of all officers and directors of Keystone Silver and cause the appointment of S. Jeff Johnson, Dwight Brehm, and Ronald L. McDonald as officers and directors of Keystone Silver.

                  i. Additional Compensation. Buyer will also cause to be issued, effective, on or before August 9,1999, certain options designated as follows:

                           a. OPTION CERTIFICATE NO. 1, between the Company and
                  S. Jeff Johnson, pursuant to which 5,000,000 shares of the Company's Common Stock, $0.05 par value, may be purchased and otherwise transferred for a period of 2 years from the date herein for $0.05 per share, other consideration, and upon such other terms as set forth in the Option Certificate No. 1;

                           b. OPTION CERTIFICATE NO. 2. between the Company and
                  Harry F. Magnuson, pursuant to which 11,500 shares of the Company's Common Stock, $0.05 par value, may be purchased and otherwise transferred for a period of 2 years from the date herein for $0.05 per share, other consideration, and upon such other terms as set forth in the Option Certificate No.2;

                           c. OPTION CERTIFICATE NO. 3, between the Company and
                  Terry Dunne, pursuant to which 11,500 shares of the Company's Common Stock, $0.05 par value, may be purchased and otherwise transferred for a period of 2 years from the date herein for $0.05 per share, other consideration, and upon such other terms as set forth in the Option Certificate No. 3;

                           d. OPTION CERTIFICATE NO. 4, between the Company and
                  Mark Absec, pursuant to which 500 shares of the Company's Common Stock, $0.05 par value, may be purchased and otherwise transferred for a period of 2 years from the date herein for $0.05 per share, other consideration, and upon such other terms as set forth in the Option Certificate No. 4;

                           e. OPTION CERTIFICATE NO. .5, between the Company and
                  Dennis O'Brien, pursuant to which 500 shares of the Company's Common Stock, $0.05 par value, may be purchased and otherwise transferred for a period of 2 years from the date herein for $0.05 per share, other consideration, and upon such other terms as set forth in the Option Certificate No. 5;

                           f. OPTION CERTIFICATE NO. 6, between the Company and
                  R. M. MacPhee, pursuant to which 500 shares of the Company's Common Stock, $0.05 par value, may be purchased and otherwise transferred for a period of 2 years from the date herein for $0.05 per share, other consideration, and upon such other turns as set forth in the Option Certificate No. 6 and,

                           g. OPTION CERTIFICATE NO. 7, between the Company and
                  Thomas R. Magnuson, pursuant to which 500 shares of the Company's Common Stock, $0.05 par value, may be purchased and otherwise transferred for a period of 2 years from the date herein for $0.05 per share, other consideration, and upon such other terms as set forth in the Option Certificate No. 7.

         (b) PURCHASE PRICE. The purchase price for the option for common stock shall be $100,000 due Seller from Buyer shall be paid to the Trust Account of Charles A. Cleveland, attorney for Seller, on or before Closing Date, subject to the following conditions:

                  (i) Prior to Closing, Seller caused the capital structure of Keystone Silver Mines to be reorganized, namely effective August 3, 1999, each outstanding share of Capitol Silver common stock (currently 9,034,868) shall be canceled and shall be converted (at the ratio of 1 share of Keystone Silver for every 70 shares of Keystone Silver shares) by virtue of such recapitalization, such that Shareholders of Keystone Silver Common Stock will hold 129,070 (subject to rounding of shares) shares of Common Stock of Keystone Silver.

                  (ii) the deposit of the sum of $100,000 to the Seller is conditioned on Buyer retaining the right to purchase 5,000,000 shares of Common Stock (post reverse stock split) (representing approximately __% of the issued and outstanding shares of Keystone Silver). At Closing, all funds deposited with Charles A. Cleveland, shall be released to the Seller.

                                    ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

         (a) The option for common stock and the transactions contemplated herein have been duly and validly issued, subject to ratification by the Shareholders of Keystone Silver.

         (b) NO CONFLICT OR DEFAULT. Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, including without limitation the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the breach of any term condition of provisions of the articles of incorporation or bylaws of Keystone Silver, or of any agreement, deed, contract, mortgage, indenture, writ, order decree, legal obligation or instrument to which Seller is a party or by which it or any of its respective assets or properties are or may be bound, or constitute a default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a default) thereunder, or result in the creation or imposition or any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to the option for common stock in Keystone Silver, or give to others any interest or rights.

            LITIGATION. There are no actions, suits, investigations, or proceedings pending, or, to the knowledge of Seller, threatened, against or affecting or which may affect Seller, the performance of the terms and conditions hereof, or the consummation of the transactions contemplated hereby, in any court or by or before any governmental body or agency, including without limitation any claim, proceeding or litigation for the purpose of challenging, enjoining or preventing the execution, delivery or consummation of this agreement; and Seller does not know of any state of facts which would give rise to any such action, suit, investigation or proceeding. Seller is not subject to any order, judgment, decree, stipulation or consent or any agreement with any governmental body or agency.

                                    ARTICLE 4
                       CONDITIONS TO THE BUYER OBLIGATIONS
                       -----------------------------------

          The obligations of Buyer hereunder are subject to the fulfillment of each of the following conditions on the Closing Date; except to the extent that Buyer may in his absolute discretion waive any one or more hereof; in whole or in part:

          (a) REPRESENTATIONS TRUE; COVENANTS PERFORMED. The representations and warranties of Seller shall be true and correct, as of the Closing Date, with the same force and effect as though such representations and warranties have been made on the Closing Date, and all the terms, covenants and conditions of this Agreement to be complied with and performed by Seller on or before the Closing Date shall have been duly complied with and performed.

         (b) NO VIOLATION OF AGREEMENTS. The consummation of this Agreement shall not violate any agreement or instrument to which Seller is a party or is subject.

           NO LITIGATION THREATENED. No inquiry shall have been received nor any investigation, action, or proceeding shall have been instituted or threatened by any governmental agency regarding the transaction contemplated thereby.

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
                                    ARTICLE 5
                           INVESTMENT REPRESENTATIONS
                           --------------------------

Buyer represents, warrants and agree that:

         (a) He acknowledge being informed that the option for common stock in Keystone Silver and underlying common stock being sold to him is not registered under the Securities Act of 1933 or any state securities law;

         (b) He has not obtained any representative to review or evaluate his purchase of the option for common stock, underlying common stock in Keystone Silver and, by reason of his knowledge and experience in financial and business matters in general, they are capable of evaluating the merits and risks of this transaction;

           He has examined this Agreement and has been given access to all underlying documents related to this transaction, and is satisfied that he has received such information as he deems necessary or appropriate as a prudent and knowledgeable investor to verify the accuracy of such information and to evaluate the merits and risks of acquiring the option for common stock underlying common stock in Keystone Silver. He has carefully evaluated his financial resources, investment condition and the risks attendant upon this investment, and acknowledge that he is able to bear the economic risks of this investment;

         (d) He realizes that neither the Securities and Exchange Commission nor the securities regulatory body of any state has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement;

         (e) He is executing this Agreement and all other documents in connection with the purchase of the option for common stock of Keystone Silver as an inducement to Buyer to acquire the option for common stock and Buyer may rely on such documents and information contained herein to determine the qualifications of the undersigned to purchase the option for common stock in Keystone Silver.

         (f) At the time of this Agreement, reviewed the economic consequences of this Agreement with his attorney and/or other financial advisor, was afforded access to the books and records of the Keystone Silver Mines, Inc., conducted an independent investigation of the business of the Keystone Silver Mines, Inc., and was fully familiar with to financial affairs of the Keystone Silver Mines, Inc. He has consulted with his counsel with respect to Federal and/or Stare Securities Acts.

                                    ARTICLE 6
                                  ASSIGNABILITY
                                  -------------

          Subject to applicable federal and state securities laws, this Agreement may be assigned by any party.

                                    ARTICLE 7
                                ENTIRE AGREEMENT
                                ----------------

This instrument contains the entire agreement among the parties with respect to the acquisition of controlling interest in Keystone Silver Mines, Inc. and the other transactions contemplated hereby.

                                    ARTICLE 8
                                    AMENDMENT
                                    ---------

This Agreement may be amended or modified only by a writing signed by the party or parties to be charged with such amendment or modification.

                                    ARTICLE 9
                      INDEMNIFICATION AND WAIVER OF CLAIMS
                      ------------------------------------

Buyer hereby agrees to waive, and release Seller, to indemnify and hold Seller harmless from and against any and all losses, claims, damages, expenses or liabilities, known and/or unknown, joint or several, to which Buyer may become subject under Federal and/or State Securities Acts, Federal and/or State anti-Racketeering laws (e.g. "RICO"), the Washington State Consumer Protection Act, or under any other statutes (United States, State, territory or foreign) or at common law or otherwise arising out of, related to, or connected with Sellers' status as officers and directors of Keystone Silver Mines, Inc., an Idaho Corporation. Seller agrees upon his receipt of written notice of the commencement of any action against Seller as aforesaid, in respect of which indemnity may be sought from Buyer on account of the indemnity agreement contained in this subsection, to notify Buyer promptly in writing of the commencement thereof.

Buyer, his affiliates, subsidiaries, heirs, executors, assigns, and all other persons claiming by, through, or under Buyer (hereinafter individually and collectively "Buyer"), hereby release, acquit waive, disclaim, discharge, and agree to indemnify and hold harmless Keystone Silver Mines, Inc., its successors, assigns, subsidiaries, agents, officers, directors, and affiliates, from and against any and all claims, demands, disputes, defaults, liabilities, damages, actions, causes of action or suits of any kind or nature whatsoever, known or unknown, direct or indirect, Buyer has or claims to have against Keystone Silver.

                                   ARTICLE 10
                                    SURVIVAL
                                    --------

All covenants, agreements, representations, and warranties made herein and in any certificates delivered at the closing, or pursuant thereto, shall be deemed to be material and to have been relied upon by the other parties hereto, notwithstanding any investigation heretofore or hereafter made or omitted by any such other party or on its behalf; and shall survive the closing hereunder.

                                   ARTICLE 11
                                     NOTICES
                                     -------

All notices and other communications hereunder shall be in writing and shall be hand delivered or mailed, first class, postage prepaid, as herein provided:

     SELLER:                    Harry F. Magnuson
                                P.O. Box 469
                                Wallace, Idaho  83873

     BUYER:                     S. Jeff Johnson
                                8O8 South College, Suite 300
                                McKinney, Texas 75069

                                   ARTICLE 12
                              BINDING ON SUCCESSORS
                              ---------------------

All of the terms, provisions and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and legal representatives.

                                   ARTICLE 13
                                     TITLES
                                     ------

The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                                   ARTICLE 14
                                  COUNTERPARTS
                                  ------------

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed an original and all of which taken together shall constitute one and the same document.

                                   ARTICLE 15
                                  SEVERABILITY
                                  ------------

The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of the balance of this Agreement.

                                   ARTICLE 16
                                  GOVERNING LAW
                                  -------------

This Agreement shall be governed by and interpreted and constructed in accordance with the laws of the State of Idaho.

                                   ARTICLE 17
                                    EXPENSES
                                    --------

Sellers and Buyer shall each bear their own costs, expenses, and attorneys' fees in conjunction with or related to this Agreement.

                                   ARTICLE 13
                                   ARBITRATION
                                   -----------

Any controversy arising out of, connected to, or relating to any matters herein of the transactions between Seller and Buyer (including for purposes of arbitration, employees, controlling persons, affiliates, professional advisors, accountants, attorneys, or agents of the Buyer or Seller), on behalf of the undersigned, or this Agreement, or the breach thereof, including, but not limited to any claims of violations of Federal and/or State Securities Acts, Banking Statutes, Consumer Protection Statutes, Federal and/or State anti-Racketeering (e.g. RICO) claims as well as any common law claim, and any State Law claims of fraud, negligence, negligent misrepresentations, and/or conversion shall be settled by arbitration; and in accordance with this paragraph and judgment on the arbitrator's award may be entered in any court having jurisdiction thereof in accordance with the provisions of Idaho Law. In the event of such a dispute, each party to the conflict shall select an arbitrator, both of whom shall select a third arbitrator, which shall constitute the three person arbitration board. The decision of a majority of the board of arbitrators, who shall render their decision within thirty (30) days of appointment of the final arbitrator, shall be binding upon the parties. Venue for arbitration and any action herein shall lie in Shoshone County, State of Idaho.

Dated this ____day of August, 1999


                                     SELLER:

                                    /S/ Harry F. Magnuson
                                    ---------------------
                                    HARRY F. MAGNUSON



                                     BUYER:

                                    /S/ S. Jeff Johnson
                                    -------------------
                                    S. JEFF JOHNSON (facsimile signature shall
                                    be considered the same as an original)


STATE OF IDAHO                )
                              )ss.
County of Shoshone            )

          On this day personally appeared before me HARRY F. MAGNUSON, to me known to be the individual described in and who executed the within and foregoing instrument, and acknowledged, that he signed the same as his free and voluntary act and deed, for the uses and purposes therein mentioned.

GIVEN under my hand and official seal this ____ day of____________,1999.

         --------------------------------------------------------------
         NOTARY PUBLIC in and for the State of Idaho, residing in______. My Commission expires:___


STATE OF                      )
                              )ss.
County of                     )

          On this day personally appeared before me S. JEFF JOHNSON, to me known to be the individual described in and who executed the within and foregoing instrument, and acknowledged, that he signed the same as his free and voluntary act and deed, for the uses and purposes therein mentioned.

GIVEN under my hand and official seal this 5th day of August, 1999,


         --------------------------------------------------------------
         NOTARY PUBLIC in and for the State of Texas, residing in illegible. My Commission expires: 7-18-01

                                                  [NOTARY SEAL HERE]
                                                  Evelyn L. Harwell
                                                    Notary Public
                                                    STATE OF TEXAS
                                                  My Comm. Exp. 7-18-01


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